Exhibit 10.1

Execution Version

First Amendment

This First Amendment (this “Amendment”) is dated as of July 28, 2026 and is entered into by and among PJT PARTNERS HOLDINGS LP, a Delaware limited partnership (“Borrower”), the Lenders party to the Credit Agreement referred to below and party hereto (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (“Administrative Agent”) and as L/C Issuer (“L/C Issuer”), and is acknowledged and agreed to by PJT PARTNERS INC., a Delaware corporation (“Holdings”).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent, L/C Issuer and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of July 29, 2024 (the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”; capitalized terms used herein (including in the preamble) and not otherwise defined herein have the definitions provided therefor in the Credit Agreement); and

WHEREAS, Holdings is a party to the Credit Agreement solely in respect of Section 7.17 (Line of Business) and Section 11.16 (Subordination) thereof; and

WHEREAS, Borrower has requested that Administrative Agent, L/C Issuer and Lenders agree to extend the Maturity Date under the Existing Credit Agreement by six (6) months, and Administrative Agent, L/C Issuer and the Consenting Lenders, constituting all of the Lenders party to the Existing Credit Agreement as of the date hereof, are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendments to the Credit Agreement. Subject to the conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a)
Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” set forth therein in its entirety, as follows:

“Maturity Date” means January 29, 2027; provided, however, that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(b)
Each reference to the “Maturity Date” in the Existing Credit Agreement and the other Loan Documents means the Maturity Date as amended by this Amendment.
2.
Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)
Administrative Agent shall have received a copy of this Amendment duly executed by Borrower, Holdings, Administrative Agent, L/C Issuer and each Lender party to the Existing Credit Agreement as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;
(b)
Administrative Agent shall have received all fees (including all fees payable pursuant to that certain Amended and Restated Fee Letter, dated as of the date hereof, among the Borrower, Bank of America, N.A. and BofA Securities, Inc.) and expenses required to be paid on or prior to the date hereof to the extent invoiced at least one (1) Business Day prior to the date hereof; and
(c)
immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated hereby.

3.
Representations and Warranties. To induce Administrative Agent, L/C Issuer and the Consenting Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent, L/C Issuer and the Consenting Lenders as of the date hereof that:
(a)
the execution, delivery and performance of this Amendment by Borrower has been duly authorized by all requisite limited partnership action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower;
(b)
the execution, delivery and performance by Borrower of this Amendment does not require the consent, approval, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except such consents, approvals, authorizations, actions, notices and filings that have been obtained;
(c)
this Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;
(d)
immediately prior to and after giving effect to this Amendment, each of the representations and warranties made by Borrower in the Credit Agreement and each of the other Loan Documents shall be true and correct in all material respects (or, if such representation or warranty contains any materiality qualifier, including references to “material,” “Material Adverse Effect” or dollar thresholds, true and correct in all respects) as of the date hereof (or, if such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as of such specific earlier date); and
(e)
immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated hereby.
4.
Loan Document. This Amendment constitutes a Loan Document.
5.
Further Assurances. Borrower hereby agrees, from time to time, as and when reasonably requested by Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Administrative Agent may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.
6.
Release.
(a)
In consideration of the agreements of the Administrative Agent, the L/C Issuer and the Consenting Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns and other legal representatives (Borrower and all such other Persons being hereafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the L/C Issuer and the Consenting Lenders, and their successors and assigns, and their present and former Related Parties, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the L/C Issuer, each Consenting Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arose at any time on or prior to the date of this Amendment for or on account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Loan Documents or lending transactions thereunder or related thereto.

(b)
Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)
Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)
As to each and every claim released hereunder, each Releasor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
7.
Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Administrative Agent and Lenders under the Credit Agreement or any of the other Loan Documents, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any of the other Loan Documents. Further, except as expressly set forth herein, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement or any of the other Loan Documents.
8.
Costs and Expenses. Borrower acknowledges that Section 11.04 of the Credit Agreement applies to this Amendment.
9.
Miscellaneous.
(a)
Acknowledgment of Liens. Borrower hereby acknowledges, confirms and agrees that Administrative Agent, for the benefit of the Secured Parties, has and shall continue to have valid, enforceable and perfected first-priority Liens (subject to Permitted Liens) in all of the Collateral heretofore granted by Borrower to Administrative Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents or otherwise granted to or held by Administrative Agent for the benefit of the Secured Parties.
(b)
Binding Effect of Documents. Borrower and Holdings hereby acknowledge, confirm and agree that neither Borrower nor Holdings has any valid defense to the enforcement of their respective obligations set forth in the Loan Documents to which each is a party, or this Amendment, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment.
(c)
Effect of Amendment / Ratification of Loan Documents. From and after the effective date of this Amendment, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument executed or delivered in connection therewith shall, unless otherwise specifically provided, be references to the Existing Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified herein and shall not constitute or be deemed to constitute an amendment, modification, consent or waiver with respect to any provision of the Existing Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Existing Credit Agreement. Borrower hereby confirms and ratifies in all respects each of the Loan Documents to which it is a party (including, without limitation, the continuation and extension of the Liens granted under the Collateral Documents to secure the Secured Obligations), and Holdings hereby confirms and ratifies its obligations under the Existing Credit Agreement and the other Loan Documents to which it is a party.

(d)
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED INTO THIS AMENDMENT BY THIS REFERENCE.
(e)
Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
(f)
Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
(g)
Counterparts. This Amendment may be executed in any number of separate counterparts (including electronic and facsimile counterparts), each of which when executed and delivered shall be deemed to be an original, and all of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment. Section 11.18 of the Credit Agreement (Electronic Execution; Electronic Records; Counterparts) is incorporated into this Amendment by this reference.
(h)
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:	PJT PARTNERS HOLDINGS LP By: /s/ Helen T. Meates Name: Helen T. Meates Title: Chief Financial Officer

HOLDINGS (solely in respect of Section 7.17 (Line of Business) and Section 11.16 (Subordination)):	PJT PARTNERS INC. By: /s/ Helen T. Meates Name: Helen T. Meates Title: Chief Financial Officer

Signature Page to July 2026 Extension Amendment

BANK OF AMERICA, N.A., as Administrative Agent By:/s/ Rose Thomas Name: Rose Thomas Title: Assistant Vice President

Signature Page to July 2026 Extension Amendment

BANK OF AMERICA, N.A., as a Lender, L/C Issuer By: /s/ John Falke Name: John Falke Title: Senior Vice President

Signature Page to July 2026 Extension Amendment

MUFG Bank, Ltd., as a Lender By: /s/ Christian Hauswirth Name: Christian Hauswirth Title: Director

Signature Page to July 2026 Extension Amendment

JPMorgan Chase Bank, N.A., as a Lender By: /s/ Neil Lakdawala Name: Neil Lakdawala Title: Vice President

Signature Page to July 2026 Extension Amendment